Exhibit 10.5

***Text Omitted and Filed Separately

Confidential Treatment Requested

Under 17 C.F.R. Section 200.80(b)(4)

And 240.24b-2

THIRD AMENDMENT TO SUPPLY AGREEMENT

THIS THIRD AMENDMENT to the Supply Agreement originally made and entered into as of October 1, 2003, by and between Amylin Pharmaceuticals, Inc. (“AMYLIN”) and Mallinckrodt Inc. (“MALLINCKRODT”), as amended effective on and as of January 1, 2006 and February 12, 2007, is made and entered into between AMYLIN and MALLINCKRODT effective on and as of January 1, 2008.

WHEREAS, the parties desire to amend the aforementioned Supply Agreement for the third time in certain respects,

NOW, THEREFORE, the parties hereto agree as follows:

1.                                       Section 1.19 of the Supply Agreement shall be deleted in its entirety, and replaced by the text set forth immediately below:

“Exenatide Drug” means finished formulated dosage drug product containing Product.”

2.                                       Section 1.28 of the Supply Agreement shall be amended by removing the period at the end of the sentence, replacing it with a comma and adding the words “which shall be identified by a specific lot number assigned by MALLINCKRODT.”

3.                                       Section 1.32 will be deleted in its entirety and, to avoid difficulties with references in the Supply Agreement, the subsections of Section 1 that follow will not be renumbered.  As a consequence of the deletion of Section 1.32, the phrase “Normal Lot quantity,” as it appears in Section 2.2 of the Supply Agreement shall be deleted.

4.                                       All references to ‘Exenatide Injection Drug” will be replaced with references to “Exenatide Drug”.

5.                                       Clause (iv) of Section 2.3 of the Supply Agreement shall be deleted in its entirety, and replaced by the text set forth immediately below to be inserted immediately after clause (iii) of Section 2.3:

“(iv)  during each of the fourth and fifth Contract Years, either (A) at least [***] percent ([***]%) of the total quantity of Product purchased by AMYLIN during each of such Contract Years for the manufacture of Exenatide Drug for commercial sale anywhere in the world where MALLINCKRODT has authorized reference of its Drug Master File for Product or (B) [***] ([***])[***] of Product, whichever is greater, and

*CONFIDENTIAL TREATMENT REQUEST(ED)

(v)  during the sixth Contract Year and every subsequent Contract Year thereafter, at least [***] ([***])[***] of Product.”

6.                                       Clauses (v) and (vi) of Section 2.4 shall be deleted in their entirety and the following text shall be inserted in Section 2.4 of the Supply Agreement after the end of clause (iv):

“(v) if in any given Contract Year the amount of Product ordered for delivery is greater than [***] ([***])[***] but less than [***] ([***])[***], the price per gram will be $[***],

(vi)  if in any given Contract Year the amount of Product ordered for delivery is greater than or equal to [***] ([***])[***] but less than [***] ([***])[***], the price per gram will be $[***],

(vii) if in any given Contract Year the amount of Product ordered for delivery is greater than or equal to [***] ([***])[***] but less than [***] ([***])[***], the price per gram will be $[***], and

(viii) if in any given Contract Year the amount of Product ordered for delivery is greater than or equal to [***] ([***])[***], the price per gram will be $[***].”

7.                                       The existing text of Section 2.8 of the Supply Agreement shall be deleted in its entirety and replaced with a new text as set forth below:

“On the first day of each calendar [***] (i.e., [***]) during the term hereof, AMYLIN shall submit to MALLINCKRODT, in writing, a rolling forecast for Product covering production of Product hereunder for a [***] ([***])[***] period beginning on the first day of the calendar [***] commencing after the first day of the calendar [***] on which any such rolling forecast is to be submitted (e.g., if a forecast is submitted on [***], the [***] ([***])[***] forecast period will begin on the following [***]).  The first [***] of any rolling forecast submitted by AMYLIN shall be binding and, therefore, in no event shall AMYLIN purchase less than [***] percent ([***]%) of the quantity of Product forecasted for the first quarter of such rolling forecast.  The second [***] of any rolling forecast submitted by AMYLIN shall be partially binding to the extent that in no event shall AMYLIN purchase less than [***] percent ([***]%) of the quantity of Product forecasted for the second [***] of such rolling forecast.  The balance of any rolling forecast (i.e., the portion of the forecast covering the last [***] ([***]) calendar [***]) shall not be binding and will be utilized by MALLINCKRODT for production planning purposes only, but in all circumstances AMYLIN shall act in

*CONFIDENTIAL TREATMENT REQUEST(ED)

2

good faith and with reasonable care to submit rolling forecasts for Product which are as accurate as possible under the circumstances.  If ordered by AMYLIN pursuant to this Agreement, MALLINCKRODT agrees that it will be able to produce for AMYLIN (A) in any [***] ([***]) calendar [***] at least [***] ([***])[***] of Product and (B) in any single calendar [***] at least [***] ([***])[***] of Product.  MALLINCKRODT agrees to use commercially reasonable efforts to produce additional quantities of Product if ordered by AMYLIN pursuant to this Agreement; however, notwithstanding the foregoing provisions of this Section 2.8 or the contents of any rolling forecast submitted by AMYLIN to MALLINCKRODT, in no event shall MALLINCKRODT be required to produce for AMYLIN in any relevant period more than the quantities of Product set forth in the immediately preceding sentence unless specifically agreed to by MALLINCKRODT by its written acceptance of an AMYLIN Purchase Order containing such excess quantities.”

8.                                       In Section 7.1 of the Supply Agreement replace “five (5) Contract Years”, with “nine (9) Contract Years”, thereby extending the initial term of the Supply Agreement by an additional four (4) years.

9.                                       In section 7.2(v) of the Supply Agreement replace “fourth (4th)” with “eighth (8th)”, with the effect that the termination right set forth in Section 7.2(v) may not be exercised until after the elapse of the eighth (8th) Contract Year.

10.                                 Exhibit B of the Supply Agreement (as added by the parties pursuant to their second amendment to the Supply Agreement effective February 12, 2007) shall be deleted in its entirety, and replaced with the updated Exhibit B attached hereto as Schedule A.

Except as expressly amended herein, all of the other terms of the Supply Agreement shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment to Supply Agreement effective as of the day above written.

Amylin Pharmaceuticals, Inc.

By:	/s/ Paul Marshall; 6/16/2008
Paul Marshall
Vice President, Operations

Mallinckrodt Inc.

By:	/s/ Richard C. Proehl; 5/12/08
Richard C. Proehl

*CONFIDENTIAL TREATMENT REQUEST(ED)

3

EXHIBIT B

PRODUCT SPECIFICATIONS

Purchase Specification AC2993 (Mallinckrodt)

[***]	[***]	[***]

[***]	[***]	[***]

Ala Arg Asx Glx Gly His Ile Leu Lys Met Phe Pro Ser Thr Trp Val

[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio|
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio
[***] mole ratio

[***]

[***]	[***] Daltons	[***]

[***]	Consistent with [***]	[***]

[***]	[***]%[***]	[***]

[***] acid [***] by [***]	[***]%[***]	[***]

[***] [***]	[***]%[***]	[***]

[***] [***] [***] [***] [***] [***]	[***]%[***] [***]%[***] [***]%[***] [***]%[***]. [***]%[***]	[***]

*CONFIDENTIAL TREATMENT REQUEST(ED)

[***]	[***]	[***]

[***] [***]	[***]% [***]	[***]

[***] [***] [***] [***] [***] [***] [***] [***]	[***]% [***] [***]% [***] [***]% [***] [***]% [***] [***]% [***] [***]% [***] [***]% [***]	[***]

[***] by [***]	[***]% - [***]% of [***] ([***]%): [***]% - [***]% [***]	[***]
[***]	[***]% [***]
[***]	[***]% [***]	[***]
[***]	[***]% [***]
[***]	[***]% [***]

[***]	[***] ppm [***] Report individual values	[***]

[***]	[***]	[***]

[***]	[***]	[***]

[***]	Report Result	[***]

[***]	[***] at [***] mg/mL in [***]	[***]

[***]	[***] – [***]%	[***]

*CONFIDENTIAL TREATMENT REQUEST(ED)